UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2014
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1150 15th Street, N.W. Washington, D.C.		20071
(Address of principal executive offices)		(Zip Code)
(202) 334-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Graham Holdings Company (the “Company”) announced on April 10, 2014 that it had entered into an exchange agreement (the “Exchange Agreement”) with Berkshire Hathaway Inc. (“Berkshire”), certain subsidiaries of Berkshire (the “Berkshire Subsidiaries” and, together with Berkshire, the “Berkshire Parties”) and Miami Station Split Co., a wholly owned subsidiary of the Company (“Splitco”). On June 30, 2014, pursuant to the Exchange Agreement, the Berkshire Subsidiaries acquired all of the shares of common stock of Splitco, which owned (i) WPLG, a Miami-based television station, (ii) 2,107 shares of Berkshire Class A common stock and 1,278 shares of Berkshire Class B common stock and (iii) $327,717,816, in exchange for 1,620,190 shares of the approximately 1.7 million shares of the Company’s Class B common stock owned by the Berkshire Subsidiaries (the “Exchange”).
The foregoing description of the Exchange and the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which was filed on Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2014 and which is incorporated herein by reference.
Item 8.01 Other Events
The Company and Berkshire issued a press release on July 1, 2014 announcing that they completed the Exchange, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(b) Pro forma financial information
The unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2014, and the unaudited pro forma condensed consolidated statements of income of the Company for the three months ended March 31, 2014 and each of the last three fiscal years ended December 31, 2013, are filed as Exhibit 99.2 to this Current Report on Form 8-K.
(d) Exhibits

Exhibit Number	Description
2.1
Exchange Agreement among Graham Holdings Company, Berkshire Hathaway Inc., National Indemnity Company, National Fire & Marine Insurance Company, Berkshire Hathaway Homestate Insurance Company and Miami Station Split Co., dated April 10, 2014 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on April 14, 2014)

99.1	Press Release of Graham Holdings Company and Berkshire Hathaway Inc., dated July 1, 2014
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAHAM HOLDINGS COMPANY
(Registrant)

Date: July 7, 2014	/s/ Hal S. Jones
Hal S. Jones, Senior Vice President-Finance (Principal Financial Officer)

Exhibit Index

Exhibit Number	Description
2.1
Exchange Agreement among Graham Holdings Company, Berkshire Hathaway Inc., National Indemnity Company, National Fire & Marine Insurance Company, Berkshire Hathaway Homestate Insurance Company and Miami Station Split Co., dated April 10, 2014 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on April 14, 2014)

99.1	Press Release of Graham Holdings Company and Berkshire Hathaway Inc., dated July 1, 2014
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information